UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2010

RAPTOR PHARMACEUTICAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-25571	86-0883978
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Commercial Blvd., Suite 200, Novato, California 94949
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (415) 382-8111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Raptor Pharmaceutical Corp.’s 2010 Annual Meeting of Stockholders (the “Annual Meeting”) was held on March 9, 2010.  The total number of shares voted in person or by proxy was 11,487,934 out of 22,455,365 (51.2%) shares issued and outstanding on the record date of February 1, 2010.  The following items were submitted for stockholder vote at our Annual Meeting:

Proposal 1

The following directors were nominated to our board of directors to serve until our next annual meeting of stockholders or until their respective successors are duly elected and qualified:

Name of nominee	Number of shares voted FOR	Number of shares WITHHELD
Christopher M. Starr, Ph.D.	9,941,729	1,760
Raymond W. Anderson	9,941,727	1,762
Erich Sager	9,938,967	4,522
Richard L. Franklin, M.D., Ph.D.	9,941,547	1,942
Llew Keltner, M.D., Ph.D.	9,939,020	4,469

Proposal 2

A proposal to ratify the appointment by the audit committee of our board of directors of Burr, Pilger & Mayer, LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2010.

Number of shares voted FOR: 11,396,389
Number of shares voted AGAINST: 87,341
Number of shares ABSTAINING*: 4,204
Broker non-votes:* 0

Proposal 3

A proposal to approve the Raptor Pharmaceutical Corp. 2010 Stock Incentive Plan.

Number of shares voted FOR: 6,581,015
Number of shares voted AGAINST: 3,360,314
Number of shares ABSTAINING*: 2,160
Broker non-votes:* 1,544,445

* An abstaining vote is deemed to be a “vote cast” and has the same effect as a vote cast against approval of a proposal requiring approval by a majority of the shares voted. Shares voting “abstain” had no effect on the election of directors. For the proposal to ratify the independent registered public accounting firm (Proposal 2) and the proposal to approve the Raptor Pharmaceutical Corp. 2010 Stock Incentive Plan (Proposal 3), abstentions were treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Broker “non-votes” were treated as shares present for quorum purposes but are not deemed to be “votes cast.” As a result, broker “non-votes” are not included in the tabulation of the voting results on the election of directors or proposals requiring approval of a majority of the shares voted and, therefore, do not have the effect of votes in opposition in such tabulations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAPTOR PHARMACEUTICAL CORP.
Date: April 7, 2010		By: /s/ Kim R. Tsuchimoto
	Name: Title:	Kim R. Tsuchimoto Chief Financial Officer, Treasurer and Secretary